                                                                EXHIBIT 10.28




                                 LEASE AGREEMENT

                         ------------------------------

                                  JULY 1, 1996

                         Lessor:          Trident Investments, Inc.

                         Tenant:          Amazon.com, Inc.

                         Property:        Fourth Floor
                                          Columbia Building
                                          1516 Second Avenue
                                          Seattle, WA  98101

                         ------------------------------

                                TABLE OF CONTENTS

SECTION 1 - LEASED PREMISES..........................................1

SECTION 2 - TERM.....................................................1

SECTION 3 - RENT.....................................................1

SECTION 4 - DEPOSITS.................................................2

SECTION 5 - USE......................................................2

SECTION 6 - COMMON AREAS.............................................3

SECTION 7 - INITIAL LEASEHOLD IMPROVEMENTS...........................3

SECTION 8 - IMPROVEMENTS BY TENANT...................................3

SECTION 9 - LIENS....................................................4

SECTION 10 - HOLD HARMLESS...........................................4

SECTION 11 - INSURANCE...............................................5

SECTION 12 - CASUALTY DAMAGE OR DESTRUCTION..........................5

SECTION 13 - CONDEMNATION............................................6

SECTION 14 - DAMAGE FROM OTHER.......................................6

SECTION 15 - ASSIGNMENT AND SUBLETTING...............................7

SECTION 16 - DEFAULT.................................................7

SECTION 17 - LESSOR'S REMEDIES.......................................7

SECTION 18 - ACCESS..................................................8

SECTION 19 - SURRENDER OF PREMISES AND HOLDING OVER..................8

SECTION 20 - COMPLIANCE WITH LAW.....................................9

SECTION 21 - RULES AND REGULATIONS...................................9

SECTION 22 - ESTOPPEL CERTIFICATES...................................9

SECTION 23 - SUBORDINATION...........................................10

SECTION 24 - TENANT'S PROPERTY.......................................10

SECTION 25 - REMOVAL OF PROPERTY.....................................10

SECTION 26 - NOTICES.................................................10

SECTION 27 - LESSOR MAINTENANCE......................................11

SECTION 28 - TENANT MAINTENANCE......................................11

SECTION 29 - OPERATING COSTS.........................................11

SECTION 30 - WAIVER OF SUBROGATION RIGHTS............................14

SECTION 31 - ATTORNEYS' FEES.........................................14

SECTION 32 - WAIVER..................................................15

SECTION 33 - OPTION TO EXPAND.........................................15

SECTION 34 - RIGHT OF FIRST REFUSAL...................................15

SECTION 35 - OPTION TO EXTEND.........................................15

SECTION 36 - PARKING..................................................16

SECTION 37 - OPTION TO TERMINATE......................................17

SECTION 38 - AMERICANS WITH DISABILITIES ACT..........................17

SECTION 39 - ENVIRONMENTAL PROVISIONS.................................17

SECTION 40 - LESSOR REPRESENTATION AND WARRANTIES.....................18

SECTION 41 - LESSOR DEFAULT...........................................18

SECTION 42 - MISCELLANEOUS PROVISIONS.................................18

                                 LEASE AGREEMENT


      THIS LEASE AGREEMENT is made and executed as of this 1st day of July, 1996, between Trident Investments, Inc., a Washington corporation, ("Lessor") and Amazon.com, Inc., a Delaware corporation, ("Tenant").

                          SECTION 1 -- LEASED PREMISES

      1.1 On and subject to the terms, and conditions set forth in this Lease, Lessor hereby leases to Tenant and Tenant hereby leases from Lessor those certain premises (the "Premises") in the building currently known as the Columbia Building (the "Building"), which Building is located at 1516 Second Avenue, Seattle, Washington, on the land, described in Exhibit 1 (the "Land"). The Premises are known as Suite 400 and consist of the entire fourth floor of the Building.

      1.2 Lessor and Tenant tentatively agree that the rentable area of the Premises is 12,686 square feet. If during the first three (3) months of the Term Tenant gives notice to Lessor, Lessor and Tenant shall agree on a licensed architect to remeasure the Premises at Tenant's expense. If the architect determines that the rentable square footage of the Premises is other than 12,686 square feet, Base Rent shall be adjusted proportionately and Lessor shall refund, or Tenant shall pay, the difference as the case may be.

      1.3 The term "Project" means all parts of the Building and the supporting facilities of the Building, including Common Areas, the Land and all equipment and other property of Lessor used in connection with the Building, the Common Areas and the Land.

                                SECTION 2 -- TERM

      2.1 On and subject to the terms and conditions set forth herein or in any exhibit or addendum hereto, the term of this Lease ("Term") shall be for a period of three (3) years and shall begin on the 1st day of August, 1996, ("Commencement Date"), and shall and on the 31st day of July, 1999. ("Expiration Date").

      2.2 If the Premises are not ready for occupancy by Tenant at the Commencement Date stated in Section 2.1, this Lease shall not be void or voidable nor shall Lessor be liable or responsible to Tenant or third parties for any claims, liabilities, loss or damage therefrom or by any reason thereof, except that rent shall abate as to that portion of the Premises which are not ready for occupancy by

September 15, 1996, until such time as the Premises are delivered to Tenant in the condition required by this Lease. Tenant shall be entitled to enter the Premises prior to the Commencement Date for the purpose of installing phone wire, computer cable and furniture provided Tenant shall not interfere with any existing tenancy at the Premises during such period.

      2.3 If for any reason Lessor is unable to provide to Tenant possession of the Premises in the condition required by this Lease by September 15, 1996, then Tenant shall have the right to terminate this Lease upon notice to Lessor. Lessor shall return all sums previously paid by Tenant to Lessor within ten (10) days of such notice of termination.

                                SECTION 3 -- RENT

      3.1 Base Rent. Tenant agrees to pay to Lessor as rent the following sums ("Base Rent"):

            3.1.1 The sum of THIRTEEN THOUSAND SEVEN HUNDRED FORTY-THREE and 17/100 DOLLARS ($13,743.17) per month for the period of August 1, 1996, through July 31, 1997; and

            3.1.2 The sum of FOURTEEN THOUSAND FIVE HUNDRED THIRTY-SIX and 04/100 DOLLARS ($14,536.04) per month for the period of August 1, 1997, through July 31, 1999.

      3.2   Payment of Rent.

            3.2.1 The rent described in paragraph 3.1 above shall be due and payable in advance on the first day of each calendar month during the Term of this Lease and any extension or renewals thereof commencing on the 1st day of August, 1996.

            3.2.2 All other Rent will be payable when due pursuant to this Lease.

            3.2.3 Tenant hereby agrees to so pay all Rent to Lessor without demand and without reduction, abatement, counterclaim or offset at such address as may be designated by Lessor from time to time.

      3.3 Interest on Past Due Rent. Tenant hereby acknowledges that late payment by Tenant to Lessor of rent or other sums due hereunder will cause Lessor to incur costs not contemplated by this Lease, and the exact amount of such costs include, but are not limited to, processing and accounting charges, and late charges which may be imposed upon Lessor by the terms of any mortgage or deed of trust covering the Premises. Therefore, in the event Tenant shall fail to pay any installment of rent or other sum due hereunder within five (5) days after such amount is due Tenant shall pay to Lessor as additional rent a late charge equal to interest upon said sum at the rate of twelve percent (12%) per annum from the data such sum was due until paid. A $20.00 charge will be paid by the Tenant to the Lessor for each returned check. In the event Lessor pays any sum or expense on behalf of Tenant which Tenant is obligated to pay hereunder, or in the event Lessor expends any other sum or incurs any expense or Tenant fails to pay any sum due hereunder which is not rent or additional rent, Lessor shall be entitled to receive interest upon said sum at the rate of twelve percent (12%) per annum from the date such sum was due until paid. Tenant further agrees to pay any and all interest and/or penalties due by reason of Tenant's failure to make any payments to any entities other than Lessor which are required to be made by Tenant hereunder.

                              SECTION 4 -- DEPOSITS

      Upon execution of this Lease, Tenant shall deposit with Lessor the sum of TWENTY-EIGHT THOUSAND TWO HUNDRED SEVENTY-NINE and 21/100 DOLLARS ($28,279.21) (the "Deposit") as prepaid Rent and a security deposit. The Deposit shall be allocated as follows:

      4.1 Rent. THIRTEEN THOUSAND SEVEN HUNDRED FORTY-THREE and 17/100 DOLLARS ($13,743.17) of the Deposit shall be applied to the monthly installment of Base Rent due on August 1, 1996.

      4.2 Security Deposit. FOURTEEN THOUSAND FIVE HUNDRED THIRTY-SIX and 04/100 DOLLARS ($14,536.04) of the Deposit shall constitute a security deposit for the performance by Tenant of the provisions of this Lease. If Tenant is in default, Lessor may, but shall not be obligated to, use the security deposit, or any portion of it, to cure Tenant's default; and Tenant shall, on demand, immediately pay to Lessor the sum necessary to replenish the security deposit to that initially deposited with Lessor. If Tenant is not in default of any material obligations, terms, covenants, conditions and agreements to be performed or observed by Tenant under this Lease, or if any default is curable by application of all or a portion of the Deposit, then Lessor shall return the security deposit, or balance thereof, to Tenant within sixty (60) days after the end of the Lease Term. Lessor's obligations with respect to the security deposit are those of a debtor and not a trustee. Lessor may maintain the security deposit or may commingle the security deposit with Lessor's general or other funds. Lessor shall not be required to pay Tenant interest on security deposit.

                                SECTION 5 -- USE

      5.1 The Premises are to be used and occupied by Tenant solely for the purpose of operating thereon an office facility for its business. Tenant agrees that it has determined to its satisfaction that the Premises can be used for these purposes, and waives any right to terminate this Lease solely on the basis that the Premises cannot be used for such purposes during the Lease Term.

      5.2 Tenant shall not do, bring, or keep anything in or about the Premises or the Project that will increase the existing rate of insurance on the Project or any part thereof, or any of its contents, or that will cause the cancellation of any insurance covering the Project, or any part thereof, or any of its contents. If the rate of any insurance carried by Lessor is increased as a result of Tenant's use, Tenant shall pay to Lessor within ten (10) days before the date Lessor is obligated to pay a premium on the insurance, or within ten
(10) days after Lessor delivers to Tenant a statement from Lessor's insurance carrier stating that the rate increase was caused solely by an activity of Tenant on the Premises as permitted in this Lease, whichever date is later, a sum equal to the difference between the original premium and the increased premium.

      5.3 Tenant shall not do or permit any of its agents, employees, invitees or visitors to do anything in or about the Premises or the Project which will in any way obstruct or interfere with the rights of other tenants or occupants of the Project or injure or annoy or disturb them; or use or allow the Premises or the Project to be used for any unlawful purpose.

      5.4 Tenant shall not commit or suffer to be committed any waste in or upon the Premises or the Project.

      5.5 Tenant shall not place upon or install in the windows or other openings or exterior sides of doors or walls of the Premises or any part of the Premises visible from the exterior of the Premises, or anywhere also on the Project, any signs, symbols, drapes or other materials without the prior written consent of Lessor, which consent will not be unreasonably withheld, provided in the event that Tenant leases two or more floors of the Building, and for so long as Tenant continues to lease two or more floors of the Building, Tenant shall be entitled to install and maintain, at Tenant's cost, reasonable signage on the exterior of the Building provided such signage does not damage the Building and does not interfere with other signage on the Building. Lessor shall place Tenant's name on the building standard signs in the ground floor lobby at the expense of Tenant and Tenant may install its own sign(s) in the elevator lobby(ies) of the floors that Tenant occupies.

                            SECTION 6 -- COMMON AREAS

      6.1 The term "Common Areas" means areas and facilities outside the Premises that are provided and designated by Lessor from time to time for the general use and convenience of tenant and of other tenants of the Building and their respective authorized representatives, guests, and invitees. Common areas may include, without limitation, designated pedestrian walkways and patios, landscaped areas, public lobbies, elevators, sidewalks, loading areas, parking areas, service corridors, restrooms, stairways, arcades, and roads.

      6.2 Lessor gives to Tenant and its authorized representatives the nonexclusive right to use the Common Areas, with others who are entitled to use the Common Areas, subject to Lessor's rights set forth in Section 6.3. Customers of Tenant may not use such common areas except to the extent necessary to enter the Premises from the street entrance.

      6.3   Lessor shall have the right to:

            6.3.1 Establish and enforce reasonable rules and regulations applicable to all tenants concerning the maintenance, management, use and operation of the Common Areas, so long as such rules and regulations do not create a monetary cost to Tenant. Any existing rules and regulations are attached to this Lease as Exhibit 3.

            6.3.2 Close any of the Common Areas to the extent required in the opinion of Lessor's counsel to prevent a dedication of any of the Common Areas or the accrual of any rights of any person or of the public to the Common Areas.

            6.3.3 Close temporarily any of the Common Areas for purposes of cleaning, maintenance, alterations, improvements or additions.

            6.3.4   Designate other property to become part of the Common
Areas.

            6.3.5 Make changes to the Common Areas including, without limitation, changes in the location of driveways, entrances, exits, vehicular parking spaces and parking areas.

                SECTION 7 -- INITIAL LEASEHOLD IMPROVEMENTS

      7.1 Lessor shall make those improvements to the Premises which are shown on the attached Exhibit 2 and shall steam clean the carpets and touch up existing paint. Lessor shall under no condition be required to install or pay for any other tenant improvements of any kind. Tenant shall not remove any tenant improvements installed by Lessor without Lessor's prior written approval.

                       SECTION 8 -- IMPROVEMENTS BY TENANT

      8.1 On and subject to the terms and condition set forth in this Section and in Section 9, Tenant may make, at its expense, such alterations, additions improvements (collectively called "Tenant Improvements") to the interior of the Premises during the term of this Lease that Tenant requires in order to use the Premises for the uses permitted in Section 5.1, provided that the following requirements have first been satisfied;

            8.1.1 Tenant shall submit to Lessor reasonably detailed final plans and specifications and working drawings of the proposed Tenant Improvements, the name of Tenant's proposed contractor who must provide Lessor with a Certificate of Insurance covering Contractor's Liability and Property Damage in an amount not less than Two Hundred Fifty Thousand and no/100 Dollars ($250.000.00), and naming Lessor as an additional insured. Said Certificate to be issued prior to commencement of the Tenant Improvement work.

            8.1.2 Lessor shall have given Tenant written notice of Lessor's approval of said final plans, specifications, working drawings, the proposed contractor, and insurance carried by the proposed contractors, Lessor shall be deemed to have approved said plans, specifications, drawings, contractor and insurance if Lessor has not disapproved the same within ten (10) Business Days after Lessor received them. Lessor shall not unreasonably withhold or delay its approval; Lessor shall give Tenant written notice of the reasons for Lessor's disapproval.

            8.1.3 The Tenant Improvements shall be approved by all appropriate government agencies, and all applicable permits and authorizations shall be obtained before commencement of any Tenant Improvements.

            8.1.4 Prior to the commencement of construction of such improvements Tenant at its sole cost shall cause its selected contractor to furnish to Lessor a performance and completion bond issued by an insurance company qualified to do business in the State of Washington and approved by Lessor in a sum equal to the cost of such Improvements (as determined by the construction contract between Tenant and its contractor) guaranteeing the completion of such Improvements, free and clear of all liens and other charges, in accordance with the plans and specification approved by Lessor.

      8.2 All Tenant Improvement shall be completed with due diligence in compliance with all applicable laws, with the plans and specifications and working drawings approved by Lessor, and by the contractor approved by Lessor.

      8.3 All debris, trash, refuse and waste materials shall be stored only within the Premises and shall be regularly removed therefrom by Tenant at its cost.

      8.4 Tenant Improvements shall be made in a manner that will not unreasonably disturb or interfere with other tenants in the Building.

      8.5 All Tenant Improvements, other than trade fixtures and computer cabling, shall become the property of Lessor and shall remain on and be surrendered with the Premises on the expiration or earlier termination of the Lease, except that Lessor may elect, in writing at the time of approving Tenant Improvements, to require Tenant to remove any Tenant Improvements so approved. If Lessor so elects, Tenant at its cost shall remove the Tenant Improvements and repair any damage caused by such removal before the last day of the term or expiration of the Lease.

      8.6 Tenant shall not make changes to locks on doors or add to, disturb or in any way change any plumbing or electrical wiring without the prior written consent of Lessor and in accordance with the requirements of this section. Tenant may install phone and computer cabling in the Premises and Lessor agrees to continually grant to Tenant access through the Building as shall be reasonably designated by Lessor for such cabling.

                               SECTION 9 -- LIENS

      Tenant shall pay all costs for construction done by it or caused to be done by it on the Premises as permitted by this lease. Tenant shall keep the Premises and Project free and clear from any liens or lien claims arising out of work performed, material furnished or obligations incurred by or on behalf of Tenant, and Tenant shall indemnify and hold Lessor harmless from any liability for losses or damages resulting directly or indirectly from any such liens or lien claims. If Tenant shall desire to contest the correctness or the validity of any such lien, it shall furnish Lessor adequate security of the value or in the amount of the claim, plus estimated costs and interest, or a bond of a responsible corporate surety authorized to do business in the State of Washington and approved by Lessor, in such amount, conditioned on the discharge of the lien. If a final judgment establishing the validity or existence of a lien for any amount is entered, Tenant shall pay and satisfy the same immediately.

                           SECTION 10 -- HOLD HARMLESS

      Lessor, its agents and employees shall not be liable to Tenant or its officers, contractors, licensees, agents, servants, employees, customers, guests, invitees or visitors, or to any third party for any damage to person or property caused or arising from or in connection with any act, omission or neglect of Tenant. Tenant agrees to indemnify Lessor and hold it harmless from and against any and all liability, claims, causes of action, damages, costs and expenses (including without limitation, attorneys' fees), arising from or in connection with any act, omission, or neglect of Tenant or its officers, contractors, licensees, agents, servants, employees, guests, invitees, customers, or visitors; any breach or default under this Lease by Tenant; or any accident, injury or damage, howsoever and by whomsoever caused, to any person or property, occurring in or about the Premises, which are caused by the act or negligence of Tenant, or its officers, agents, or employees. Tenant's obligations under this Section 10 arising by reason of any events occurring during the term of this Lease or any extension or renewals thereof shall survive the expiration or termination of this Lease. The foregoing provisions shall not be construed to make Tenant responsible for loss, damage, liability, claims, causes of action or expense resulting from injuries to third parties caused by the negligence of Lessor, or its officers, contractors, licensees, agents employees, or invitees.

                             SECTION 11 -- INSURANCE

      11.1 Tenant at its cost shall obtain and maintain in full force and effect during the Term of this Lease and any extensions or renewals thereof policies of comprehensive public liability insurance with minimum limits of:

       $50,000 per occurrence and
       $1,000,000 appropriate bodily injury and
       $250,000 property damages
       or
       $1,000,000 combined single limits

Such policies shall insure performance by Tenant of Tenant's obligations set forth in Section 11. Lessor shall be named as an additional insured and the policies shall contain cross liability endorsements.

      11.2 Tenant at its cost shall maintain on all of Tenant's personal Property, and Tenant's Improvements a policy or policies of standard fire and extended coverage insurance with vandalism and malicious mischief endorsement to the extent of replacement value; however, at no time less than an amount as shall be equal to the value of Tenant's improvements and personal property. In addition, said policy shall also provide for business interruption and loss of income at an amount necessary to ensure meeting all continuing financial obligations of Tenant, for a period of not less than four (4) months. The proceeds from any such policy shall be used by Tenant for the repair and replacement of Tenant's Personal Property and/or the restoration of Leasehold Improvements. "Tenant's Personal Property" includes Tenant's movable equipment, furniture, furnishings, merchandise, and other movable personal property including trade fixtures.

      11.3  Each policy of insurance required under this Lease shall:

            11.3.1 Be issued by an insurance company authorized to do business in the State of Washington and rated Bests "A" or better.

            11.3.2 Contain an endorsement requiring thirty (30) days written notice from the insurance company to both parties and Lessor's lender (if any) before cancellation or change in the coverage, scope or amount of any such policy.

      11.4 Each policy of insurance required under this Lease, or a certificate of such policy, together with evidence of payment of premiums, shall be deposited with the Lessor at the commencement of the Term; and on renewal of the policy, not less than five (5) days before expiration of the term of the policy.

               SECTION 12 -- CASUALTY DAMAGE OR DESTRUCTION

      12.1 In the event that fire or other casualty renders the Premises totally or partially untenantable, Tenant shall immediately give Lessor written notice thereof ("Tenant's First Notice"). If the casualty occurs during the last six (6) months of the Term (or the Extended Term) and such casualty was not caused by Tenant, Tenant may terminate this Lease on thirty (30) days written notice.

      12.2 If the Premises or the Building are totally or partially damaged or destroyed by fire or other casualty so as to render the Premises totally or partially untenantable, Lessor may at its option, restore the Premises to the same condition as the Commencement Date. Within thirty (30) days from the date Lessor received Tenant's First Notice, Lessor shall give Tenant written notice (the "Lessor's Notice") stating:

            12.2.1  Lessor elects to restore the Premises; or

            12.2.2 Lessor elects not to restore the Premises and Lessor elects to terminate this Lease

      12.3 If Lessor elects to restore the Premises, then Lessor shall restore the Premises within ninety (90) days from the date of the casualty and this Lease shall remain in full force and effect except that, during the period from damage or destruction until restoration, the Base Rent shall be abated in the same ratio as that portion of the Premises which Lessor determines is unfit for occupancy bears to the whole of the Premises, provided that there shall be no such abatement if the damage or destruction is due in whole or in part to the act, omission or neglect of Tenant, its agents, employees, contractors, invitees or visitors. If Lessor's Notice states that Lessor elects not to restore the Premises, then Tenant shall have the option to terminate this Lease by delivering written notice thereof ("Tenant's Second Notice") to Lessor within thirty (30) days from the date Tenant receives Lessor's Notice. If Tenant so delivers Tenant's Second Notice, than all rent owed up to the time of such damage or destruction shall be paid by Tenant and this Lease shall terminate and be at an end as of the date of such damage or destruction. If Tenant does not so deliver Tenant's Second Notice, then this Lease shall remain in full force and effect, except that, from and after the date of such damage or destruction, Rent shall be abated in the same manner and to the same extent as is provided in this
Section 12.3 in the case of Lessor's election to restore the Premises.

      12.4 If the Building shall be substantially damaged or destroyed by fire or other casualty (i.e. greater than 50% diminution in value) such that Lessor shall decide not to rebuild or restore the building, but such damage or destruction shall not render the Premises totally or partially untenantable, Lessor may, at its option, terminate this Lease by notice in writing to Tenant within thirty (30) days after such damage or destruction. Such notice shall be effective sixty (60) days after receipt thereof by Tenant. All Rent owed up to the time of the effective date of such notice shall be paid by Tenant and this Lease shall terminate as of the effective date of such notice.

      12.5 The proceeds of any insurance policies carried by Lessor on the Project and any part thereof shall belong to and be paid to Lessor. Tenant shall have no interest in or right to such proceeds and shall make no claims against Lessor of Lessors' insurer for any such proceeds.

      12.6 Nothing in this Section and no termination of the Lease pursuant to this Section shall relieve Tenant of any liability under Section 29.2 of this Lease.

                           SECTION 13 -- CONDEMNATION

      13.1  Definitions

            13.1.1 "Condemnation" means (a) the exercise of any governmental power, whether by legal proceedings or otherwise, by a condemnor and (b) a voluntary sale or transfer by Lessor to any Condemnor, either under threat of Condemnation or while legal proceedings for Condemnation are pending.

            13.1.2 "Date of Taking" means the date the Condemnor has the right to possession of the property being condemned.

            13.1.3 "Condemnor" means any public or quasi public authority, or private corporation or individual, having the power of Condemnation.

      13.2 If all or part of the premises are taken by Condemnation, this Lease shall terminate as to the part so taken as of the Date of Taking and all Rent shall be paid to that date. If a portion of the premises is taken and the remaining portion is unsuitable for Tenant's continued use, Tenant may by written notice to Lessor within ten (10) days after notice of such Condemnation, terminate this Lease as of the Date of Taking. Except as provided in Section 13.3, if Tenant does not have or does not exercise the option to terminate, this Lease shall remain in full force and effect as to that portion of the Premises not taken by Condemnation, except that Minimum Rent shall be reduced, effective on the Date of Taking, by an amount that is in the same ratio to the Base Rent as the total number of square feet in the Premises taken bears to the Net Usable Area of the Premises immediately before the Date of Taking (provided that if circumstances make abatement based on square footage unreasonable, the Minimum Rent shall abate by a reasonable amount.

      13.3 If any substantial part of the Project is taken by Condemnation, (i.e. greater than 50% diminuation in value) whether or not such Condemnation shall affect the Premises, Lessor shall have the option to terminate this Lease effective as of the Date of taking, by written notice to Tenant within sixty
(60) days after the Date of Taking.

      13.4 Lessor reserves all rights to damages to the Premises for any partial or total taking by Condemnation and Tenant hereby assigns to Lessor any right Tenant may have to such damages or award. Tenant shall make no claim against Lessor or Condemnor for damages for termination of Tenant's leasehold interest. Tenant shall have the right to claim and recover from the Condemnor compensation for any cost and expense to which Tenant may be put for Tenant's moving expenses or taking of Tenant's Personal Property or interference with Tenant's business, provided that such damages may be claimed only if they are awarded separately and not out of or as a part of the damages or award recoverable by Lessor.

                         SECTION 14 -- DAMAGE FROM OTHER

      14.1 Except as otherwise expressly provided in this Lease, Lessor shall not be liable or responsible to Tenant for any loss or damage to any property or person occasioned by theft, burglary, act or neglect of any tenant or occupant of the Building or of any other person, fire or other casualty, act of God, public enemy, injunction, riot, strike, insurrection, war, court order, requisition or order of governmental body or authority.

      14.2 Notwithstanding anything in this Lease, Lessor shall in no event be liable to Tenant for any damage to any personal property in or on the Premises or the Project occasioned by bursting, rupture, leakage or overflow of any plumbing or other pipes (including but not limited to water, steam and/or refrigerant lines), sprinklers, tanks, drains, drinking fountains or washstands, or other similar cause, above, upon or about the Premises or the project not caused by Lessor's act or neglect.

                  SECTION 15 -- ASSIGNMENT AND SUBLETTING

      15.1 Tenant shall not (voluntarily, involuntarily or other wise) assign, encumber, transfer or dispose of all or any part of its interest in this Lease, or in the Premises, or sublease all or any part of the Premises, or allow any other person or entity (except Tenant's authorized representative) to occupy or use all or any part of the Premises, without first obtaining Lessor's written consent which consent shall be granted provided any such assignee assumes, in writing, the terms and conditions of Tenant under this Lease and provided that such assignee provides evidence to Lessor that such assignee is at lease as financially strong as Tenant was at the time of the execution of this Lease.

      15.2. No assignment or subleasing by Tenant shall relieve Tenant of any obligation under this Lease. Any assignee or sublessee approved by Lessor shall be jointly and severally liable with Tenant for the payment of Rents and for the performance of all covenants, terms, and conditions of this Lease and of any approved sublease.

      15.3 No consent to any assignment, encumbrance, transfer, disposition or sublease shall constitute a further waiver of the provisions of this Section 16.

      15.4 Subject to the foregoing provisions, this Lease shall be binding upon and inure to the benefit of the parties and their respective successors.

                              SECTION 16 -- DEFAULT

      16.1 The occurrence of any of the following shall constitute a default by Tenant under this Lease:

            16.1.1 Failure by Tenant to make any payment of Rent as and when due, where such failure shall continue for five (5) business days.

            16.1.2 Any assignment, encumbrance, transfer, disposition or sublease made in violation of Section 15.

            16.1.3 Failure by Tenant to perform or observe any other provision of this Lease by it to be performed or observed if the failure is not cured within five (5) business days after notice has been given by Lessor to Tenant. If the default cannot reasonably be cured within five (5) business days, Tenant shall not be in default if Tenant commences to cure the default within the 5-day period and diligently and in good faith continues to cure the default.

            16.1.4 Any writ of attachment or writ of execution is levied upon any right or interest of Tenant under this Lease, or any petition is filed by or against Tenant to declare Tenant a bankrupt or insolvent or to delay, reduce or modify Tenant's debt or obligations, or any petition is filed or other action taken to reorganize or modify Tenant's structure; or Tenant is declared insolvent according to law; or an assignment of Tenant's property is made for the benefit of creditors; or a receiver or trustee is appointed for Tenant or its property (provided that no such levy or petition filed against Tenant shall constitute a default if Tenant shall vigorously contest the same by appropriate proceedings and shall remove or vacate the same within thirty (30) days from the date of its creation, service, or filing).

                         SECTION 17 -- LESSOR'S REMEDIES

      17.1 In the event of a default by Tenant, Lessor may have any one or more of the following described remedies in addition to all other rights and remedies provided in the Lease and now or hereafter available at law or in equity:

            17.1.1 Lessor may terminate this Lease and forthwith repossess the Premises and remove all persons and property therefrom, and shall be entitled to recover forthwith as damages the sum of money equal to the total of (a) the cost of recovering the Premises, (b) the unpaid Rent owed at the time of termination, plus interest on the unpaid Rent from due date at the rate provided in Section 3.3, (c) the amount by which the balance of the Rent for the remainder of the term exceeds the amount of the loss of rent that Tenant proves could have been reasonably avoided, and (d) any other sum of money and damages owed by Tenant to Lessor; or

            17.1.2 Lessor may continue this Lease in full force and effect. Lessor, may, but shall not be obligated to, re-enter the Premises and relet the same or any part thereof, for the account of Tenant. Such reletting may be for a period shorter or longer than the remaining term of this Lease, and may be upon such terms and for such rent as shall be satisfactory to Lessor. Tenant shall be liable to Lessor for all costs incurred by Lessor in reletting all or any part of the Premises, including but not limited to; all costs and expenses of re-entering and recovering possession of the Premises; all costs and expenses required by the reletting; brokers' commissions; all costs and expense incurred by Lessor in collecting the rent accruing from such reletting. If a sufficient sum shall not be realized from reletting to pay (a) all costs and expenses of reletting, (b) Rent due at the time of reletting together with interest thereon at the rate provided in Section 3.3, and (c) Rent coming due hereunder, then Tenant shall satisfy and pay any such deficiency upon demand therefor from time to time. If the Premises are not relet, then Tenant shall pay to Lessor the Rent reserved to this Lease upon demand therefor from time to time. Tenant agrees that Lessor may file suit to recover any sums coming due under the terms of this
Section 17.1.2 from time to time, on one or more occasions, and Lessor shall not be obligated to wait until the expiration of the term of this Lease. Any such reletting shall not be construed as an election on the part of Lessor to terminate this Lease unless a written notice of such intention is given to Tenant by Lessor. Notwithstanding any such reletting without termination, Lessor may at any time thereafter elect to terminate this Lease for Tenant's previous default.

            17.1.3 Lessor, at any time after Tenant commits a default, may but shall not be obligated to cure the default at Tenant's cost. If Lessor at any time, by reason of Tenant's default, pays any sum or does any act that requires the payment of any sum, the sum paid by Lessor shall be due immediately from Tenant to Lessor at the time the sum is paid by Lessor, and if repaid by Tenant at a later date, shall bear interest at the rate provided in Section 3.3 until repaid.

            17.1.4 The option to expand described in Section 33, Right of First Refusal described in Section 34 and option to extend described in Section 35, unless previously exercised, shall be thereby rendered null and void.

                              SECTION 18 -- ACCESS

      18.1 Lessor and its authorized representatives shall have the right, during the final 120 days of the Term, to enter the premises at reasonable times, and after reasonable prior notice to Tenant to inspect, clean, make repairs, alterations, or additions to the Premises, to show the Premises to prospective tenants, purchasers or others, and for other reasonable purposes deemed necessary or desirable by Lessor provided that Lessor shall not unreasonably interfere with Tenant's business operation. Tenant shall not be entitled to any abatement or reduction in Rent by reason thereof. Nothing in this Section shall be deemed to impose any obligation upon Lessor not expressly stated elsewhere in this Lease.

      18.2 Tenant shall be entitled to enter upon the Premises prior to the commencement date of the Term for the purpose of installing cable and furniture provided Tenant shall in no event disturb or interfere with the rights of any existing tenancy at the Premises.

           SECTION 19 -- SURRENDER OF PREMISES AND HOLDING OVER

      19.1 On expiration or earlier termination of this Lease, Tenant shall surrender to Lessor the Premises and all leasehold improvements made by either party (except those improvement that Tenant is obligated to remove pursuant to Section 8.5) in the same condition as on the Commencement Date, ordinary wear and tear, and damage by fire or other causality not caused by Tenant, excepted.

      19.2 If Tenant, with Lessors written consent, remains in possession of the Premises after termination of this Lease, such possession by Tenant shall be deemed to be a month-to-month tenancy, Tenant shall pay all Rent provided in this Lease; and all provisions of this Lease shall apply to the month-to-month tenancy, except those pertaining to any option to extend the term hereof.

      19.3 If Tenant, without Lessor's written consent, remains in possession of the Premises after the termination of this Lease, Tenant shall pay, as liquidated damages, the greater of;

            19.3.1 One hundred fifty percent of the Rent which Tenant was obligated to pay for the month immediately preceding the end of the Term of this Lease for each month or any part thereof of any such holdover; or

            19.3.2 If Lessor has leased all or part of the Premises to other tenants effective upon the termination of this Lease, the total rent which such other tenants have agreed to pay for the Premises.

      In the event of any unauthorized holding over, Tenant shall also indemnify Lessor against all claims for damages by any other tenants to whom Lessor may have leased all or any part of the Premises effective upon the termination of this Lease.

                        SECTION 20 -- COMPLIANCE WITH LAW

      20.1 Tenant shall not use the Premises or the Project, or permit anything to be done in or about the Premises or Project which will in any way conflict with any law.

      20.2 Tenant shall, at its sole cost and expense, comply with any judicial decision, statute, ordinance, resolution, rule, administrative order, or other requirement of any municipal, county, state, federal or other government agency or authority having jurisdiction over the parties or the Premises, or both, in effect either at the time of execution of the Lease or at any time during the Term of the Lease (including without limitation, any regulation or order of a quasi-official entity or body) which relates to or affects the condition, use or occupancy of the Premise (collectively called "law" or "laws"). Without limiting the foregoing, Tenant shall have the obligation, at Tenants' cost, to alter and modify the Premises in compliance and conformity with all laws relating to the condition, use or occupancy of the Premises during the Term, except that Tenant shall not be obligated to comply with any law that requires structural alterations or modifications to the Premises unless such alterations or modifications are required as the result of Tenants particular and specific use of the Premise at the time. Lessor shall in no event be required to make such required structure alterations or modifications to the Premises. This section does not apply with respect to Environmental Laws or the Americans with Disabilities Act which are covered in Section 38 and 39.

      20.3 The judgment of any court of competent jurisdiction or the admission of Tenant in any action against Tenant, whether Lessor is a party thereto or not, that Tenant has violated any law shall be conclusive of the fact as between Lessor and Tenant.

      20.4 Tenant's agreement to comply with all laws does not extend to making structural alterations or doing remedial work required by any existing or future statute, code or ordinance, or to correcting pre-existing conditions or defects on the Premises or Building existing on the Commencement Date.

      20.5 All of Lessor's work on the Premises and Building shall comply with all applicable laws and regulations.

                       SECTION 21 -- RULES AND REGULATIONS

      Lessor shall have the right to promulgate from time to time rules and regulations and amendments thereto for the safety, care and cleanliness of the Premises, the Project, or for the preservation of good order, so long as such rules and regulations do not create a monetary cost to Tenant. Any such rules and regulations now existing are attached to this Lease as Exhibit 3.

                       SECTION 22 -- ESTOPPEL CERTIFICATES

      Tenant shall, from time to time, upon written request of Lessor, execute, acknowledge and deliver to Lessor or its designee a written statement stating: the date this Lease was executed and the date it expires; the date Tenant entered into occupancy of the Premises; the amount of Rent and the date to which Rent has been paid; that this Lease is in full force and effect and has not been assigned, modified, supplemented or amended in any way (or specifying the date and terms of any agreement so affecting his Lease); that this Lease represents the entire agreement between the parties; that all obligations under this Lease to be performed by the Lessor have been satisfied (or specifying in what respect Lessor has failed to perform; that there are no existing defenses or offsets which the Tenant has against the enforcement of this Lease by the Lessor (or specifying any defenses or offsets claimed by Tenant); that no Rent has been paid more than one month in advance, and that no security has been deposited with Lessor (or, if so, the amount thereof). It is agreed that any such statement delivered pursuant to this Section may be relied upon by a prospective purchaser of Lessor's interest or a mortgagee of Lessor's interest or assignee of any mortgage upon Lessor's interest in the Land or the Building. If Tenant shall fail to respond within 10 days after receipt by Tenant of a written request by Lessor as herein provided, Tenant shall be deemed to have given such statement as above provided without modification; and shall be deemed to have admitted about the following items: that this Lease is in full force and effect; that there are no uncured defaults in Lessor's performance; that the security deposit is as stated in this Lease; and that not more than one months Rent has been paid in advance.

                           SECTION 23 -- SUBORDINATION

      Tenant agrees that this Lease shall be subordinate to all present and future mortgages, deeds of trust, ground leases and other encumbrances for security affecting the Premises, the Building and/or the Land, and to all renewals and modifications, supplements, replacements, consolidations and extensions thereof provided such instruments executed subsequent to the execution of this Lease provide that the mortgagee or Lessor shall not disturb Tenant's occupancy for so long as Tenant complies with the terms of this Lease. Lessor reserves the right to subordinate such mortgages, deeds of trust, ground leases or encumbrances to his Lease. Tenant agrees to execute, acknowledge and deliver any and all reasonable instruments requested by Lessor which are necessary or proper to effect such subordination or to make this Lease prior to the lien of any ground lease, mortgage, deed of trust, or other encumbrance for security; and if Tenant shall fail to do so within 10 days after receipt of written demand therefor by Lessor, Tenant shall be deemed to have appointed Lessor as tenant's attorney in fact, in Tenants name and place solely to execute such reasonable documents as may be reasonably necessary to do so. If the premises should be purchased or otherwise acquired by any person in connection with any sale or other proceeding under the terms of such mortgage, deed of trust, ground lease, or other encumbrance, Tenant shall, on request, attorn to any such transferee.

                         SECTION 24 -- TENANT'S PROPERTY

      Tenant's movable equipment, furniture furnishings, merchandise and other movable property including trade fixtures (collectively called "Tenant's Personal Property") installed or located at the Premises shall be and remain the property of Tenant. On expiration of the Lease term, Tenant shall remove all such property. Tenant shall repair or reimburse Lessor for the cost of repairing any damage to the Premises or the Project resulting from the installation or removal of Tenant's Personal Property of Tenant.

                        SECTION 25 -- REMOVAL OF PROPERTY

      All Tenant's Personal Property remaining on the Premises or in the Project at the expiration or earlier termination of this Lease shall conclusively be deemed abandoned and may be removed by Lessor. Except as otherwise required by law Lessor may store such property in any place selected by Lessor including but not limited to a public warehouse at the expense and risk of Tenant, with the right to sell any or all of such stored property at public or private sale, in such manner and at such times and places as Lessor in its sole discretion may deem proper, without notice to Tenant; and the proceeds of such sale shall be applied first to the cost of such sale, second to payment of the costs of removal and storage, and third to payment of any other sums which may then be due from Tenant to Lessor under any of the terms of this Lease with the balance, if any, to he paid to Tenant.

                              SECTION 26 -- NOTICES

      Any notice under this Lease must be in writing and be personally delivered, delivered by recognized overnight courier service or given by mail. Any notice given by mail must be sent, postage prepaid, by certified or registered mail, return receipt requested. All notices must be addressed to the parties at the following addresses or at such other addresses as the parties may from time to time direct in writing:

      Lessor:               Trident Investments, Inc.
                            1516 Second Ave., Suite 420
                            Seattle, WA 98101
                            Attn: Joseph W. Edmonds

      Tenant:               Amazon.com, Inc.
      (prior to occupancy   2250 First Ave. S.
      of the Premises)      Seattle, WA 98134
                            Attn: Jeffrey P. Bezos

      (after occupancy of   Amazon.com, Inc.
      the Premises)         1516 Second Ave., Suite 400
                            Seattle, WA 98101
                            Attn: Jeffrey P. Bezos

      Any notice will be deemed to have been given, if personally delivered, when delivered, and if delivered by courier service, one (1) business day after deposit with the courier service, and if mailed, two (2) business days after deposit at any post office in the United States of America.

                        SECTION 27 -- LESSOR MAINTENANCE

      27.1 Except as otherwise provided in this Lease, Lessor shall maintain in reasonably good order and condition;

            27.1.1 The foundation, bearing and exterior walls, subflooring, beating, ventilating, air conditioning systems and roof of the Building;

            27.1.2 The electrical, plumbing, and sewage systems in the Building lying outside the interior walls located along the exterior walls of the Premises;

            27.1.3  Window frames, gutters and downspouts on the Building;
and

            27.1.4  Common areas.

      27.2 In the event any repair or maintenance described in Section 27.1 is occasioned by the act omission, or neglect of Tenant or any persons who may be in or upon the Premises or the Project with the express or implied consent of Tenant (including Tenant's officers, contractors, agents, invitees, customers guests, employees), Tenant shall pay to Lessor the costs of such maintenance and repair on demand by Lessor, or if the repair is not one which can reasonably be cured within ten (10) business days, for the amount of time reasonably necessary to complete such repairs provided such repairs are commenced within such period.

      27.3 Lessor shall not be in default under this Lease and shall not be liable to Tenant for any loss or damage to person or property, or any inconvenience or interference with Tenant's business caused by or resulting from Lessor's failure to perform its obligations under Section 27.1 unless such failure shall persist for ten (10) business days after written notice of the need for repair or maintenance has been given by Tenant to Lessor.

      27.4 There shall be no abatement of rent and Lessor shall not be liable or responsible to Tenant for any loss or damage for inconvenience to, or interference with Tenant's use of the Premises which may arise through repair, maintenance or alteration of any part of the Project except to the extent of Lessor's negligence.

                        SECTION 28 -- TENANT MAINTENANCE

      28.1 Tenant's taking possession of the Premises shall constitute Tenant's acknowledgment that the Premises are in good condition and repair. Tenant, at its sole cost and expense, shall keep the Premises and every part thereof (including but not limited to initial leasehold improvements made by Tenant and Tenant Improvements) and Tenant's Personal Property in good condition and repair, ordinary wear and tear, and damage from fire or other casualty not caused by Tenant, excepted.

      28.2 Tenant shall be liable for any damage to the Project caused by or resulting from the act, omission or neglect of Tenant, its agents, employees, contractors, invitees, customers or visitors.

      28.3 Tenant is not liable for maintaining or repairing pre-existing defects in the Premises or repairs necessitated by the Lessor's negligence, intentional act, default, fire or other casualty, condemnation or ordinary wear and tear.

                          SECTION 29 -- OPERATING COSTS

      29.1 Definitions: "Base Rate" means $2.87 per square foot during the initial term. If Tenant extends the term under Section 35, then during the extension term, "Base Rate" is the actual Operating Costs per square foot experienced during the final Lease Year of the initial term.

      "Operating Cost Increases" means the amount by which annual Operating Costs per square foot for the Building exceeds the Base Rate. The Building is agreed to contain 50,179 square feet.

      "Lease Year" means January 1 to December 31.

      "Tenant's Share of Operating Cost Increases" means the square foot area of the Premises multiplied by the Operating Cost Increases.

      "Operating Costs" means all of Lessor's costs, charges and expenses of operating and maintaining the Building, including the Common Areas, including, without limitation:

      (1) all taxes and assessments (including, but not limited to, real and personal property taxes and assessments, local improvement district assessments and other special purpose assessments, and taxes on rent or gross receipts);

      (2) water, sewer and all other utility charges (other than utilities separately metered and paid directly by Tenant or other tenants)

      (3)   janitorial and all other cleaning service;

      (4)   refuse and trash removal;

      (5)   refurbishing and repainting and carpet replacement;

      (6)   air conditioning, heating, ventilation and elevator service;

      (7)   pest control;

      (8)   lighting systems, fire detection and security services;

      (9)   landscape maintenance;

      (10)  management (fees and/or personnel costs);

      (11) parking lot, road, sidewalk and driveway patching, resurfacing and maintenance;

      (12)  snow and ice removal;

      (13) amortization in accordance with generally accepted accounting principals of capital improvements as Lessor may in the future install to comply with governmental regulations and rules or undertaken in good faith with a reasonable exception of reducing operating costs (the useful life of which shall be a reasonable period of time as determined by Lessor);

      (14) cost of legal services (except those incurred directly relating to a particular occupant of the Building); and

      (15)  accounting services, labor, supplies, materials and tools.

      "Operating Costs" specifically excludes the following:

      (a) The cost of repairs of other work occasioned fire, windstorm or other casualty or loss in excess of the insurance proceeds therefor (or, if greater, the proceeds that would have been available had Lessor maintained the insurance required to be maintained by Lessor pursuant to this Lease), or by the exercise of eminent domain;

      (b) Costs resulting from the correction of any latent construction defects in all or any portion of the Building of Project, or any condition that is, as of the date of this Lease, not in compliance with applicable laws, codes, rules or regulations;

      (c)   Rental concessions or lease buyouts;

      (d) The costs of renovating or otherwise improving or decorating, painting or redecorating space (exclusive of common areas) for any tenants or other occupants of the Building, including, without limitation, Tenant;

      (e) The amounts by which the cost of any work or service performed for and electricity applied to any tenant or occupant (other than Tenant) exceeds the greater of (i) the cost of the standard amount of level of such work, service or electricity provided to tenants or occupants of the Building in general, or (ii) the cost of the amount or level of work, service or electricity made available by Lessor to Tenant under this Lease;

      (f)   Premium rates paid on service or other contracts;

      (g) Overhead or profit paid to Lessor, subsidiaries or affiliates of Lessor, for services on or to the Building if and to the extent the cost therefor exceeds competitive costs for such services in comparable office buildings located within five (5) miles of the Building;

      (h) Payments of principal, interest or other payments of any kind on any deeds to secure debt, mortgages, ground or underlying leases, or other hypothecations for security of all or any part of the Building by Lessor;

      (i) Rents payable in connection with any ground or underlying lease of all or any portion of the Building;

      (j) Lessor's general overhead and any other expense not directly related to the Building;

      (k) All items, services and/or goods for which Tenant or any other tenant, occupant, person or other party is obligated to reimburse Lessor or to pay third parties;

      (l) Advertising and promotional expenses with respect to leasing space in or selling the Building;

      (m) Brokerage, legal and professional fees expended by Lessor in connection with negotiating and entering into any leases and any related instruments (including, without limitation, guaranties, surrender agreements, leasing amendments and consents to assignment or subletting) with any tenant or other occupant of any portion of the Building, and the enforcement of any such instruments;

      (n) Estate, inheritance, gift, franchise and income taxes of Lessor;

      (o) Wages, salaries and other compensation paid to employees of the Lessor at the Building who are at or above the level of Building manager;

      (p) The costs and expenses of maintenance and operation of any parking facility in or serving the Building;

      (q) All items that would be capitalized under generally accepted accounting principles as of the date hereof;

      (r) The cost of defending against claims in regard to the existence or release of hazardous substances or materials at the Building and costs of any clean-up of any such hazardous substances or materials (except with respect to those costs for which Tenant is otherwise responsible pursuant to the express terms of this Lease);

      (s) Costs and expenses incurred in connection with compliance with or the contesting or settlement of any claimed violation of law or requirements of law;

      (t) Interest, penalties or damages incurred by Lessor for late payment of taxes or assessments or under any agreement to which Lessor is a party by reason of the breach or default of Lessor;

      (u) Expenses incurred in connection with relocating tenants in the Building;

      (v) All other items for which Tenant or any other tenant, occupant or other party compensates Lessor, so that no duplication of payments by Tenant or to Lessor shall occur; and

      (w) Charges for electricity used in connection with the Building which shall be determined as set forth in paragraph 29.9 below.

      29.2 Tenant's Obligation. Tenant shall pay Tenant's Share of Operating Cost Increases during the term of this Lease, as the same may be extended.

      29.3 Monthly Payment. In the first day of each calendar month, Tenant shall pay to Lessor one-twelfth (1/12) of Tenant's Share of Operating Cost Increases.

      29.4 Estimates of Operating Costs. Prior to the commencement of each Lease Year or as soon thereafter as possible, Lessor shall furnish to Tenant a written statement ("Operating Estimate") of Lessor's reasonable estimate of the Operating Costs expected to be incurred during the Lease Year and showing Lessor's estimate of Tenant's Share of Operating Cost Increases.

      29.5 Late Estimates. Failure by Lessor to provide an Operating Estimate shall not constitute a waiver of Tenant's obligations under this Section. If Lessor shall not have furnished an Operating Estimate at the times contemplated herein, then until the first day of the month after such Operating Estimate is furnished to Tenant, Tenant shall pay to Lessor on the first day of each month an amount equal to the monthly sum payable by Tenant to Lessor in respect of the last month of the preceding Lease Year. In such event, promptly after such Operating Estimate is furnished to Tenant (a) if there is a deficiency, Tenant shall promptly pay the amount of such deficiency, or (b) if there has been an overpayment, Lessor shall promptly refund such amount to Tenant. Notwithstanding the foregoing, if Lessor does not deliver an Operating Estimate to Tenant prior to the Commencement Date, Tenant's obligations under this Section 29 shall not commence until the first day of the month following that in which Lessor delivers to Tenant an Operating Estimate.

      29.6 Revised Estimates. Lessor may at any time or from time to time furnish to Tenant a revised Operating Estimate and, in such case, Tenant's Share of Operating Cost Increases for the remainder of the Lease Year shall be based upon such revised Operating Estimate.

      29.7 Annual Operating Statement. Within ninety (90) days after the end of each Lease Year, Lessor shall furnish to Tenant and "Annual Operating Statement" showing the actual Operating Costs for the Lease Year. If the Annual Operating Statement shows that the sum paid by Tenant under this Section exceeded Tenant's Share of Operating Cost Increases owed for such Lease Year, Lessor shall promptly refund such excess to Tenant. If the Annual Operating Statement shows that the sums so paid by Tenant were less than Tenant's Share of Operating Cost Increases owed for such Lease Year, Tenant shall promptly pay the amount of such deficiency.

      29.8 If actual Operating Costs for a particular Lease Year exceed should at any time during the initial Term of this Lease exceed $3.52 per square foot then, for purposes of this Section, Operating Costs shall be deemed to be $3.52 per square foot.

      29.9 The parties acknowledge that the Base Rate described above does not include charges for electricity used at the Building. Tenant agrees to pay for increases in the electricity used in connection with the Building in accordance with the terms and conditions of this Section except that the Base Rate for such calculation shall be $.48 per square foot and the provisions of paragraph 29.8 above shall not apply.

      29.10 Tenant's Operating Expense Audit. Lessor must maintain books and records for all Operating Costs, utilities, insurance, taxes and other charges paid to Lessor by Tenant, in accordance with generally accepted accounting principles. Lessor's accounting to Tenant for Operating Costs shall be certified by Lessor as true and correct and shall be prepared in reasonable detail by Lessor. The statements furnished to Tenant shall constitute a final determination as between Lessor and Tenant unless Tenant, within 60 days after they are furnished, notifies Lessor that it disputes their accuracy or their appropriateness. Pending the resolution of such dispute, Tenant shall pay to Lessor the uncontested portion. Tenant shall have the right, during reasonable business hours and upon reasonable prior notice to Lessor, to examine and/or audit Lessor's books and records with respect to Operating Costs paid or payable by Tenant, and if such examination reveals that Lessor overstated Operating Costs by 3% or more, the overpayment shall be returned to Tenant, and the costs of such examination and/or audit shall be paid by Lessor. Lessor shall use best efforts to facilitate Tenant's audit of Lessor's books and records.

                SECTION 30 -- WAIVER OF SUBROGATION RIGHTS

      Neither Lessor or Tenant shall be liable to the other or to any insurance company (by way of subrogation or otherwise) insuring the other party for any loss or damage to any building, structure or tangible personal property of the other or of any third party occurring in or about the Premises or Building, even though such loss or damage might have been occasioned by the negligence of such party, its agents or employees, if such loss or damage would fall within the scope of a fire and extended coverage (all risk) policy of insurance, whether or not the party suffering the loss actually maintained such insurance. Each party shall obtain from its respective insurer under each insurance policy it maintains a waiver of all rights of subrogation which the insurer of one party may have against the other party, and Lessor and Tenant shall each indemnify the other against any loss or expense, including reasonable attorneys' fees, resulting from the failure to obtain such a waiver.

                          SECTION 31 -- ATTORNEYS' FEES

      If either party commences an action against the other party arising out of or in connection with this Lease, the prevailing party in any such action, at trial or on appeal, shall be entitled to have and recover from the other party reasonable attorney's fees and costs.

                              SECTION 32 -- WAIVER

      32.1 No delay or omission in the exercise of any right or remedy of Lessor or Tenant in connection with any default by Tenant or Lessor shall impair such right or remedy or be construed as a waiver of any default. The receipt and acceptance by Lessor of delinquent Rent shall not constitute a waiver of any other default; but shall constitute only a waiver of timely payment for the particular Rent payment involved.

      32.2 No act or conduct of Lessor, including without limitation the acceptance of the keys to the Premises shall constitute an acceptance of the surrender of the Premises by Tenant before the expiration of the Term of the Lease. Only notice from Lessor to Tenant shall constitute acceptance of the surrender of the Premises and accomplish a termination of the Lease.

      32.3 Lessor's consent to, or approval of, any act by Tenant requiring Lessor's consent or approval shall not be deemed to waive or render unnecessary Lessor's consent to or approval of any subsequent act by Tenant.

                         SECTION 33 -- OPTION TO EXPAND

      33.1 Tenant shall be entitled to expand the Premises to include the entire second or third floor of the Building provided: (i) Tenant gives written notice to Lessor of its intention to so expand by not later than June 15, 1997; and (ii) such notice provides that such expansion shall not occur earlier than six (6) months after the giving thereof or January 1, 1997, whichever occurs later. Landlord shall be entitled to determine whether such expansion shall be to the second or third floor of the Building and shall make that determination within ninety (90) days after receipt of the foregoing notice from Tenant. Upon the giving of such notice Tenant shall pay to Lessor a deposit equal to the lasts months rent for such expanded premises, which deposit shall be held in accordance with the provisions of paragraph 4.2 hereof. Lessor shall deliver the expansion space to Tenant in substantially comparable condition to its condition on the date Tenant exercises the expansion option, and clean the carpets and touch up the paint prior to Tenant's occupancy of such expanded space The annual rent for such expanded premises shall equal the rentable square footage thereof multiplied by FOURTEEN and no/100 DOLLARS ($14.00), which sum shall be payable monthly in accordance with the provisions of Section 3 hereof. All other terms and conditions, including the Expiration Date and Option to Extend, shall remain unchanged. After the date of expansion "Premises" shall be deemed to include the expansion space.

      33.2 In the event that Tenant at any time leases the entire second or third floor of the Building the parties agree that the option to expand which is the subject of this Section 33 shall terminate as a result thereof.

                      SECTION 34 -- RIGHT OF FIRST REFUSAL

      In the event that Lessor receives an offer, which Lessor is willing to accept, from any third party for the lease of any portion of the Building, excluding retail space on the first floor of the Building or the basement area of the Building, at any time prior to the expiration or sooner termination of this Lease, Lessor agrees to provide the terms and conditions of such offer to Tenant in a written notice. Within five (5) business days after receipt of such notice, Tenant shall notify Lessor, in writing, in the event that Tenant wishes to lease that portion of the Building described in the notice given by Lessor upon the terms and conditions set forth therein. In the event that Tenant fails to respond to the notice given by Lessor within said five (5) day period, the right of first refusal which is the subject of this Section shall terminate as to such offer. In the event that Tenant gives Lessor notice of its election to lease that portion of the Building described in the notice given by Lessor, the parties agree to promptly enter into a lease agreement upon the terms and conditions thereof.

                         SECTION 35 -- OPTION TO EXTEND

      35.1 Tenant is given the option to extend the initial Term of this Lease on all of the terms and conditions contained in this Lease except Base Rent for an additional term of three (3) years ("Extended Terms") following expiration of the initial Term of this Lease. The option shall be exercised by Tenant giving written notice of exercise of the option ("Option Notice") to Lessor not more than two hundred ten (210) days and not less than one hundred eighty (180) days before the expiration of the initial Term of this Lease. Provided that Tenant is not in default on the date of giving the Option Notice or on the date the Extended Term is to commence, the Extended Term shall commence on the day following the expiration of the initial Term. The words "Term" or "Lease Term" shall mean the aggregate of the Initial Term and any Extended Term with respect to which Tenant has effectively exercised the foregoing option(s).

      35.2 The Base Rent for the Extended Term shall be determined as follows:

            35.2.1 The Base Rent for the Extended Term shall be the greater of the annual Base Rent in effect for the initial Term or the Market Rent. The Market Rent shall be the fair market rent paid under a comparable lease for comparable space by a tenant in a building of comparable quality in an area within a radius of two (2) miles of Premises. Tenant improvements shall not be taken into account in determining Market Rent. Market Rent shall be annual rent determined on a per square foot of Rentable Area in the Premises basis, as follows:

      (a) The parties shall have thirty (30) days after Lessor receives the Option Notice in which to agree on Market Rent.

      (b) If the parties are unable to agree on Market Rent within that period, then within ten (10) days after the expiration of that period, each party, at its cost and by giving notice to the other party, shall appoint an unbiased real estate appraiser with at lease five years' full-time commercial appraisal experience in the Seattle area to appraise and set the Market Rent. If a party does not appoint an appraiser within ten (10) days after the other party has given notice of the name of its appraisers, the single appraiser appointed shall be the sole appraiser and shall set the Market Rent. If the two appraisers are appointed by the parties as stated in this Section, they shall meet promptly and attempt to set the Market Rent. If they are unable to agree within thirty
(30) days after the second appraiser has been appointed, they shall attempt to select a third appraiser meeting the qualifications stated in this Section within ten (10) days after the last day the two appraisers are given to set the Market Rent. If they are unable to agree on the third appraiser, either of the parties to this Lease, by giving ten (10) days notice to the other party, can apply to the presiding judge of the Superior Court for King County for the selection of a third appraiser who meets the qualification stated in this Section. Each of the parties shall bear one half of the cost of appointing the third appraiser and of the paying the third appraiser's fee. The third appraiser, however selected, shall be a person who has not previously acted in any substantial capacity for either party.

      (c) Within thirty (30) days after the selection of the third appraiser, a majority of the appraisers may, by agreement, determine the Market Rent. If a majority of the appraisers are unable to determine the Market Rent within the stipulated period of time, the market rents set by the three appraisers shall be added together, their total divided by three; the resulting quotient shall be the Market Rent, provided that if the low market rent and/or the high market rent are/is more than ten percent (10%) lower and/or higher than the middle market rent then the low and/or high market rent shall be disregarded, the remaining two market rents shall be added together and their total divided by two; the resulting quotient shall be the Market Rent. If both the low market rent and the high market rent are disregarded, as stated in this Section, the middle market rent shall be the Market Rent. After the Market Rent has been set, the appraisers shall immediately notify the parties.

      (d) In setting the Market Rent, the appraiser or appraisers shall not consider the highest and best use for the Premises and shall restrict their analysis to the use of the Premises allowed under in this Lease.

                              SECTION 36 -- PARKING

      36.1 During the term of this Lease and prior to the expiration or sooner termination hereof, Lessor agrees to make available to Tenant, at the same rate paid by other monthly parkers, the use of one parking space for each 1,200 square feet of rentable space leased by Tenant in the Building in the parking garage located next to the Building. The parties understand that Lessor does not own the above parking garage and Tenant agrees to pay all charges assessed by the owner of such parking garage for the use of such parking spaces, provided the charges are at the same rate paid by other monthly parkers. The use of all such parking spaces by Tenant shall cease upon the expiration or sooner termination of the Lease.

      36.2 In the event that Tenant leases the second floor of the Building Lessor shall lease to Tenant during the existence of such second floor lease the parking lot located adjacent to the Building, which parking lot is legally described as follows:

            Lot 4, Block 23, Addition to the Town of Seattle, as laid out by A.A. Denny (commonly known as A.A. Denny's 3rd Addition to the City of Seattle, according to the plat thereof recorded in Volume 1 of Plats, page 33, in King County, Washington.

The amount of rent which Tenant shall pay for such parking lot shall be fair market rent for the lot as-a-whole (i.e.. not a per parking spot rate) determined in accordance with the provisions of paragraph 35.2 above, which rent shall be paid in advance on the first day of each month and the terms and conditions of this Lease shall apply to the lease of such parking lot. Lessor shall not be required to provide parking pursuant to paragraph 36.1 above in connection with Tenant's occupancy on the second floor.

                        SECTION 37 -- OPTION TO TERMINATE

      Tenant shall have the option of terminating this Lease provided (i) Tenant gives written notice to Lessor of its intention to terminate this Lease by not later than fifteen (15) months after the Start Date (defined below); (ii) such termination shall occur no sooner than eighteen (18) months after the Start Date; and (iii) Tenant pays to Lessor at the time of giving such notice a sum equal to all unamortized commissions paid by

Lessor in connection with this Lease, all unauthorized expenses for tenant improvements made by Lessor and a sum equal to the rent which would have been payable hereunder for a period of one (1) month after the date of termination. Lessor shall deliver a statement of such expenses to Tenant with ten (10) days of Tenant's request therefore. In the event that Tenant has expanded to the third floor of the Building prior to the termination of the Lease as provided herein, the parties agree that upon termination as provided in this Section 37 Tenant shall pay to Lessor, in addition to the sums described above, a sum equal the rent which would have been payable for such third floor for two months. Start Date means the Commencement Date provided that if Tenant takes occupancy of the entire second or third floor, Start Date means the date that Tenant takes occupancy of all of either such floor.

               SECTION 38 -- AMERICANS WITH DISABILITIES ACT

      Lessor warrants that all portions of the Building and the Project comply with the Americans with Disabilities Act (the "ADA"). Lessor shall defend, indemnify and hold Tenant harmless from and against any and all claims, liability, costs or expense arising out of any violation of the Americans with Disabilities Act now or hereafter alleged with regard to the Building or the Project.

                  SECTION 39 -- ENVIRONMENTAL PROVISIONS

      39.1 "Environmental Laws" means any and all state, federal, and local statutes, regulations and ordinances relating to the protection of human health and the environment.

      39.2 "Hazardous Material" means any hazardous or toxic substance, material or waste, including, but not limited to, those substances, materials and wastes listed in the United States Department of Transportation of Hazardous Materials Table (49 C.F.R. 172.101) or by the United States Environmental Protection Agency as hazardous substances (40 C.F.R. Part 302 and amendments thereto), petroleum products and their derivatives, and such other substances, materials and wastes as become regulated or subject to cleanup authority under any Environmental Laws.

      39.3 Except with respect to releases of Hazardous Materials caused by Tenant, Lessor shall undertake any and all preventive, investigatory, or remedial actions (including emergency response, removal, containment, and other remedial actions) that are either: (a) required by an applicable Environmental Laws or governmental authorities; or (b) necessary to prevent or minimize property damage, personal injury, or damage to the environment, or the threat of any such damage or injury, by releases of or exposure to Hazardous Material in connection with the

Building or Premises or the operations of Lessor in the Building. Landlord represents and warrants that asbestos is not present in the Premises.

      39.4 Lessor agrees to defend (with counsel approved by Tenant), fully indemnify, and hold entirely free and harmless Tenant from and against all claims, judgments, damages, penalties, fines, costs, liabilities, or losses (including, without limitations, sums paid in settlement of claims, attorneys' fees, consultant fees, and expert fees) which arise during or after the term of the Lease and which are imposed on, paid by, or asserted against Tenant by reason or on account of, or in connection with, or arising out of the presence or suspected presence of Hazardous Material in the structures, soil, ground water, or soil vapor on or about the Building or Premises, or the migration of Hazardous Material off of or onto the Land, or the violation of any Environmental Law, except to the extent that the Hazardous Material is present or the violation occurred as a result of Tenant's activities in the Building.

      39.5 Tenant agrees to defend (with counsel approved by Lessor), fully indemnify, and hold entirely free and harmless Lessor from and against all claims, judgments, damages, penalties, fines, costs, liabilities, or losses (including, without imitation, sums paid in settlement of claims, attorneys' fees, consultant fees, and expert fees) which arise during or after the term of the Lease and which are imposed on, paid by or asserted against Lessor by reason or on account of, or in connection with, or arising out of the presence or suspected presence of Hazardous Material in the structures, soil, ground water, or soil vapor on or about the Building or Premises or the violation of any Environmental Law, to the extent that the Hazardous Material is present or the violation occurred as a result of Tenant's activities in the Building or Premises.

      39.6 Section 39.1 through 39.6 shall survive the expiration or earlier termination of this Lease.

            SECTION 40 -- LESSOR REPRESENTATION AND WARRANTIES

      Lessor represents and warrants to Tenant as follows: (i) Lessor has full power, authority and legal right to execute, deliver, perform and observe the provisions of this Lease; (ii) Lessor's execution, delivery, performance and observance of the provisions of this Lease will not result in breach or violation of any (A) governmental law, rule or regulation, (B) any provision of Lessor's organizational documents, (C) any court order, judgment or decree, or
(D) any material agreement or instrument to which Lessor or any entity or person related to Lessor is a party; and (iii) no additional consent, approval or authorization is required for Lessor to enter into, deliver or perform its obligations under this Lease.

                          SECTION 41 -- LESSOR DEFAULT

      Lessor shall be in default under this Lease if Lessor fails to perform or observe any provision of this Lease by it to be performed or observed if the failure is not cured within five (5) days after notice has been given by Tenant to Lessor. If the default cannot reasonably be cured within the five (5) day period, Lessor shall not be in default if Lessor commences to cure the default within the five (5) day period and diligently and in good faith continues to cure the default within a reasonable period of time. In the event of a default by Lessor under this Lease, Tenant may (i) cure Lessor's default and by independent action recover from Lessor the cost of such cure or (ii) terminate this Lease, in which case this Lease shall be of no further force or effect and neither party shall have any further obligation to the other.

                  SECTION 42 -- MISCELLANEOUS PROVISIONS

      42.1 Time of Essence. Time is of the essence of each provision of this Lease.

      42.2 Authority. Each party represents and warrants to the other that it has authority to enter into this Lease and that its execution and delivery of this Lease has been duly authorized. Each individual executing this Lease on behalf of each party represents and warrants that he/she is duly authorized to execute and deliver this Lease on behalf of said party.

      42.3 Commissions. Lessor agrees to pay a commission of five percent (5%) of the gross rental payments described in Section 3 to Kidder Mathews & Segner, Inc., and a commission of two and one half percent (2.5%) of the gross rental payments described in Section 3 to Colliers Macaulay Nicolls International. One half (1/2) of these commissions shalt be paid upon the mutual execution of this Lease and payment to Lessor by Tenant of the deposits described in Section 4, and the other one half (1/2) of such commissions shall be paid at such time as Tenant takes possession of the Premises. In the event that Tenant expands to other premises in the Building as provided in this Lease, Lessor agrees, at the time of such expansion and after payment to Lessor of any deposit required in connection therewith, to pay a commission of two and one half percent (2.5%) of the gross rental payments payable in connection with such expansion to Kidder Mathews & Segner, Inc., and a commission of two and one half percent (2.5%) of the gross rental payments payable in connection with such expansion to Colliers Macaulay Nicolls International.

      42.4 Exhibits. All exhibits referred to are attached to this Lease and incorporated by reference.

      42.5 Interpretation and Construction. This Lease shall be governed by and construed and interpreted in accordance with the laws of the State of Washington.

      42.6 Integrated Agreement and Modifications. This Lease contains all covenants and agreements between Lessor and Tenant relating in any manner to the rent, use and occupancy of the Premises, Tenant's use of the Building, and all other matters set forth in this Lease. No prior agreements or understanding pertaining to the same shall be valid or of any force or effect; and the covenants and agreements of this Lease shall not be altered, modified or added to except in writing signed by Lessor and Tenant.

      42.7 Use of Definitions. The definitions contained in this Lease shall be used to interpret this Lease.

      42.8 Captions. The captions of this Lease shall have no effect on its interpretation.

      42.9 Singular and Plural. When required by the context of this Lease, the singular shall include the plural.

      42.10 Joint and Several Obligations. "Party" shall mean Lessor or Tenant; and if more than one person or entity is Lessor or Tenant, the obligations imposed on that party shall be joint and several.

      42.11 Severability. The unenforceability, invalidity, or illegality of any provision of this Lease shall not render any other provisions unenforceable, invalid, or illegal.

      42.12 Recordation. This Lease shall not be recorded, except that, at the request of either party, the parties shall execute a memorandum of this Lease in recordable form.

      42.13 Transfer and Assignment of Premises by Lessor. Lessor shall have the right to transfer and assign, in whole or in part, all of its rights and obligations hereunder and in the Premises, the Building, and/or the Land. In the event of any such transfer or assignment, other than a transfer for security purposes only, the transferor shall be automatically relieved of any and all obligations and liabilities on the part of Lessor accruing from and after the effective date of the transfer and Tenant agrees to attorn to the transferee. So long as there is no default by Tenant hereunder, this Lease shall remain in full force and effect for the term hereof.

      42.14 Name. Tenant shall not use the name of the Building for any purpose other than as an address of the business to be conducted by the Tenant on the Premises.

      42.15 Cumulative Remedies. All rights and remedies of Lessor or Tenant under this Lease shall be cumulative and shall not exclude any rights or remedies otherwise available.



                                    TRIDENT INVESTMENTS, INC.



                                    By: Bruce D. Berreth
                                        ----------------------------------
                                        Bruce D. Berreth, Authorized Agent

                                    AMAZON.COM, INC.



                                    By: Jeffrey P. Bezos
                                        ----------------------------------
                                        Jeffrey P. Bezos

STATE OF WASHINGTON           )
                              ) ss.
County of King                )

I certify that I know or have satisfactory evidence that Bruce D. Berreth is the person who appeared before me, and said person acknowledged that he signed this instrument, on oath stated that he is authorized to execute the instrument and acknowledged it as the authorized agent of Trident Investments, Inc. to be the free and voluntary act of such party for the uses and purposes mentioned in this instrument.

Dated this 16th day of July, 1996



         [ILLEGIBLE]
----------------------------
Notary Public in and for the
State of Washington,
residing at Seattle
My appointment expires 7/10/98

STATE OF WASHINGTON           )
                              ) ss.
County of King                )

I certify that I know or have satisfactory evidence that Jeffrey P. Bezos is the person who appeared before me, and said person acknowledged that he signed this instrument, on oath stated that (s)he is authorized to execute the instrument and acknowledged it as the President of Amazon.com, Inc. to be the free and voluntary act of such party for the uses and purposes mentioned in this instrument.

Dated this 15th day of July, 1996



         [ILLEGIBLE]
----------------------------
Notary Public in and for the
State of Washington,
residing at Seattle
My appointment expires 4/8/98

                                   EXHIBIT "1"

                                LEGAL DESCRIPTION


         Lots 5 and 8, Block 23, Addition to the Town of Seattle, as laid out by A.A. Denny (commonly known as A.A. Denny's 3rd Addition to the City of Seattle,) according to the plat thereof recorded in Volume 1 of Plats, page 33, in King County, Washington;

         EXCEPT the southwesterly 12 feet thereof condemned for widening 2nd Avenue in King County Superior Court Cause Number 39151 under Ordinance Number 9311 of the City of Seattle;

         Situate in the County of King, State of Washington.

                                  AMENDMENT OF
                                 LEASE AGREEMENT


         THIS AMENDMENT OF LEASE AGREEMENT is made and executed as of this 12th day of December, 1996, between Trident Investments, Inc., a Washington corporation, ("Lessor"), and Amazon.com, Inc., a Delaware corporation, ("Tenant").

                                    RECITALS

         (A) Lessor and Tenant entered into that certain Lease Agreement (the "Lease") dated July 1, 1996, in connection with those certain premises (the "Premises") commonly known as suite 400 of the building currently known as the Columbia Building (the "Building"), which Building is located at 1516 Second Avenue, Seattle, Washington, on land which is described as follows:

                  Lots 5 and 8, Block 23, Addition to the Town of Seattle, as laid out by A.A. Denny (commonly known as A.A. Denny's 3rd Addition to the City of Seattle,) according to the plat thereof recorded in Volume 1 of Plats, page 33, in King County, Washington;

                  EXCEPT the southwesterly 12 feet thereof condemned for widening 2nd Avenue in King County Superior Court Cause Number 39151 under Ordinance Number 9311 of the City of
                  Seattle;

                  Situate in the County of King, State of Washington;

         (B) Tenant has exercised its option to Expand as described in Section 33 of the Lease and has also requested additional space in the Building,

         (C) The parties wish to amend the Lease to provide for such additional space on the terms and conditions set forth herein; and

         (D) The parties wish to reduce their agreement herein to writing.

         NOW, THEREFORE, in consideration of the mutual promises and agreements set forth herein, the parties do hereby agree as follows:

         (1) The parties acknowledge that pursuant to Section 33 of the Lease Tenant, by letter dated September 11, 1996, elected to expand the Premises to the second or third floor of the Building and that Lessor, pursuant to said Section has notified Tenant that the foregoing expansion of the Premises shall be on the third floor of the Building. The parties agree that possession of the third floor of the Building shall occur on April 1, 1997, and that Tenant shall pay to Lessor a deposit of first and last months' rent in the amount of $27,566.00 as provided in said Section 33 upon the execution hereof. Tenant shall be entitled to enter the third floor from and after March 17, 1997, to install phone wire, computer cabling, furniture and other Tenant improvements approved by Lessor pursuant to the Lease.


AMENDMENT OF
LEASE AGREEMENT

         (2) Tenant has requested, in addition to the expansion of the Premises to the third floor of the Building as provided in Section 33 of the Lease, that Tenant be allowed to further expand the Premises to the entire second floor of the Building. Lessor agrees to lease to Tenant, and Tenant agrees to lease from Lessor, the entire second floor of the Building on the same terms and conditions upon which Tenant has expanded the Premises to the third floor of the Building. The parties agree that possession of the second floor of the Building shall be given to Tenant on January 1, 1997, and that Tenant shall pay to Lessor, upon the execution hereof, a deposit of first and last months' rent in the amount of $27,554.34 which shall be applied in the same manner in which the deposit for the third floor is being applied as provided in said Section 33. Tenant shall be entitled to enter the second floor from and after December 16, 1996, to install phone wire, computer cabling, furniture and other Tenant improvements approved by Lessor pursuant to the Lease.

         (3) During the term of the Lease Lessor agrees to rent, on terms acceptable to Lessor, the parking lot located next to the Building to Diamond Parking Inc., which parking lot is legally described as follows:

                  Lot 4, Block 23, Addition to the Town of Seattle, as laid out by A.A. Denny (commonly known as A.A. Denny's 3rd Addition to the City of Seattle,) according to the plat thereof recorded in Volume 1 of Plats, page 33, in King County, Washington.

So long as Lessor rents the parking lot described above to Diamond Parking Inc. the parties agree that Lessor shall have thereby fulfilled all of its obligations pursuant to the Lease to provide parking in connection with Tenant's occupancy of the second floor of the Building. Tenant shall make its own arrangements with Diamond Parking Inc. for parking.

         (4) The parties acknowledge that Tenant shall have no further option to expand the Premises as provided in Section 33 of the Lease.

         (5) As a result of the foregoing expansion the parties acknowledge and agree that the term "Premises" as used in the Lease and this Amendment shall refer to the second and fourth floors after January 1, 1997, and to the second, third and fourth floors of the Building after April 1, 1997.

         (6) The Base Rent as described in Section 3.1 of the Lease shall increase as follows:

         (a) For the period of January 1, 1997, through March 31, 1997, inclusive, from $13,743.17 per month to $27,520.34 per month;

         (b) For the period of April 1, 1997, through July 31, 1997, inclusive, from $27,520.34 per month to $41,303.34 per month; and

         (c) For the period of August 1, 1997, through July 31, 1999, inclusive, from $41,303.34 to $42,096.21.

         (7) Lessor shall, prior to Tenant's occupancy of the second and third floors of the Building respectively, make the following improvements and no other:


AMENDMENT OF
LEASE AGREEMENT

         (a) Make the improvements described in Section 33.1 of the Lease to the third floor of the Building; and

         (b) Install a simplex lock system on doors in the interior stairways of the Building giving access to the second, third and fourth floors of the Building provided the cost thereof does not exceed $1,500.00, and Tenant agrees to pay any cost in excess of such amount for such lock system.

No improvements shall be made to the second floor of the Building and, with the exception of the foregoing improvements, Tenant shall accept the second the third floors in "as is" condition.

         (8) The parties acknowledge that the Expiration Date of the Term of the Lease, as provided in Section 2 thereof, is July 31, 1999, and shall remain unchanged subject to Tenant's right to extend in Section 35 of the Lease.

         (9) Section 37 of the Lease is hereby amended, in its entirety, to provide as follows:

                              SECTION 37 - OPTION TO TERMINATE

                  Tenant shall have the option of terminating the Lease provided
                  (i) Tenant gives written notice to Lessor of its intention to terminate this Lease by not later than fifteen (15) months after April 1, 1997; (ii) such termination shall occur no sooner than eighteen (18) months after April 1, 1997; and
                  (iii) Tenant pays to Lessor at the time of giving such notice a sum equal to all unamortized commissions paid by Lessor in connection with the Lease, including those commissions paid pursuant to this Amendment, all unamortized expenses for tenant improvements made by Lessor, including those expenses paid in connection with the tenant improvements described in this Amendment, and a sum equal to the rent which would have been payable pursuant to the Lease in connection with the fourth floor of the Building for a period of one (1) month after the date of termination, and the rent which would have been payable pursuant to the Lease in connection with the second and third floors of the Building for a period of two
                  (2) months after the date of termination. Lessor shall inform Tenant of the amount of the sum in item (iii) of the preceding sentence within ten (10) days after written inquiry from the Tenant.

         (10) The amount which Tenant shall pay for operating Expenses as provided in Section 29 of the Lease during its occupancy of the second and third floors of the Building shall be the same amount per square foot that Tenant pays pursuant to said Section 29 in connection with its occupancy of the fourth floor of the Building.

         (11) Lessor and Tenant tentatively agree that the rentable area of the second floor of the Building is 11,809 square feet and that the rentable area of the third floor of the Building in 11,814 square feet. If during the first three
(3) months after Tenant takes occupancy of the second and third floors of the Building, respectively, Tenant gives notice to Lessor, Lessor and Tenant shall agree on a licensed architect to remeasure the second or third floor of the Building, as the case may than be, at

AMENDMENT OF
LEASE AGREEMENT

Tenant's expense. If the architect determines that the rentable square footage of either the second or the third floor is other than as set forth in this paragraph above, Base Rent shall be adjusted proportionately and Lessor shall refund, or Tenant shall pay, the difference as the case may be.

         (12) In the event, and only in the event, that Tenant executes this Amendment, pays the deposits described herein and occupies the second and third floors of the Building as provided above, Lessor agrees to pay a commission equal to 5% of the total payments of rent agreed to by Tenant in connection with the second and third floors of the Building, which commission shall be shared equally by Colliers International and Kidder Mathews and Segner, Inc., the Brokers involved in the transaction evidenced hereby. That portion of the foregoing commission attributable to rents earned in connection with Tenant's occupancy of each floor shall be paid only at such time as Tenant actually takes possession of each floor respectively.

         (13) All other terms and conditions of the Lease shall remain unchanged.

                                    TRIDENT INVESTMENTS, INC.



                                    by:  Joseph W. Edmonds
                                         ---------------------------------------
                                         Joseph W. Edmonds, President

                                    AMAZON.COM, INC.





                                    by:  Jeffrey P. Bezos
                                         ---------------------------------------
                                         Jeffrey P. Bezos, President


STATE OF WASHINGTON      )
                         ) ss.
County of King           )

         I certify that I know or have satisfactory evidence that Joseph W. Edmonds signed this instrument, on oath stated that he is authorized to execute the instrument acknowledged it as the President of Trident Investments, Inc. to be the free and voluntary act of such party for the uses and purposes mentioned in this instrument.

         Dated this 31st day of December, 1996


                                         __[illegible]________________________
                                         Notary Public in and for the
                                         State of Washington,
                                         residing at King County
                                         My appointment expires 8/14/00

AMENDMENT OF
LEASE AGREEMENT

STATE OF WASHINGTON      )
                         ) ss.
County of King           )

         I certify that I know or have satisfactory evidence that Jeffrey P. Bezos signed this instrument, on oath stated that he is authorized to execute the instrument acknowledged it as the President of Amazon.com, Inc. to be the free and voluntary act of such party for the uses and purposes mentioned in this instrument.

         Dated this 30th day of December, 1996


                                                   Sandy Plagemann
                                                   ----------------------------
                                                   Notary Public in and for the
                                                   State of Washington,
                                                   residing at Bellevue
                                                   My appointment expires 3/9/97



AMENDMENT OF
LEASE AGREEMENT

                                     SECOND
                                  AMENDMENT OF
                                 LEASE AGREEMENT


         THIS SECOND AMENDMENT OF LEASE AGREEMENT ("Second Amendment") is made and executed as of this 9th day of January, 1997, between Trident Investments, Inc., a Washington corporation, ("Lessor"), and Amazon.com, Inc., a Delaware corporation, ("Tenant").

                                    RECITALS

         (A) Lessor and Tenant entered into that certain Lease Agreement (the "Lease") dated July 1, 1996, in connection with those certain premises commonly known as suite 400 of the building currently known as the Columbia Building (the "Building"), which Building is located at 1516 Second Avenue, Seattle, Washington, on land which is described as follows:

                  Lots 5 and 8, Block 23, Addition to the Town of Seattle, as laid out by A.A. Denny (commonly known as A.A. Denny's 3rd Addition to the City of Seattle,) according to the plat thereof recorded in Volume 1 of Plats, page 33, in King County, Washington;

                  EXCEPT the southwesterly 12 feet thereof condemned for widening 2nd Avenue in King County Superior Court Cause Number 39151 under Ordinance Number 9311 of the City of
                  Seattle;

                  Situate in the County of King, State of Washington;

         (B) Lessor and Tenant entered into that certain Amendment of Lease Agreement (the "Amendment") dated December 12, 1996, by which the terms of the Lease were amended as provided therein;

         (C) The parties wish to again amend the Lease, as amended by the Amendment, to provide for additional space in the Building on the terms and conditions set forth herein; and

         (D) The parties wish to reduce their agreement herein to writing.

         NOW, THEREFORE, in consideration of the mutual promises and agreements set forth herein, the parties do hereby agree as follows:

         (1) Tenant has requested, in addition to the expansion of the "Premises" as that term is defined in the Amendment, that Tenant be allowed to further expand the Premises to include those areas of the Building (the "Additional Space") outlined in red on the attached Exhibit 1, which is by this reference made a part hereof, as well as the entire mezzanine level of the Building. Lessor agrees to lease to Tenant, and Tenant agrees to lease from Lessor, the Additional Space on the same terms and conditions set forth in the Lease except as provided herein. The parties agree that possession of the Additional Space shall be given to Tenant on April 1, 1997, and that Tenant shall pay to Lessor, upon the execution hereof, a deposit of first and last month's rent in the amount of $10,151.66 which shall be


SECOND AMENDMENT OF
LEASE AGREEMENT
applied in the same manner in which the deposit for the third floor of the Building is being applied as provided in the Amendment. Tenant shall be entitled to enter that portion of the Additional Space outlined in red on the attached
Exhibit 1 from and after March 1, 1997, to install phone wire, computer cabling, furniture and other Tenant improvements approved by Lessor pursuant to the Lease.

         (2) Lessor shall have no obligation to provide to Tenant any additional parking in connection with the lease to Tenant of the Additional Space.

         (3) As a result of the foregoing expansion the parties acknowledge and agree that the term "Premises" as used in the Lease, the Amendment, and this amendment shall refer to the second and fourth floors after January 1, 1997, and to the second, third and fourth floors of the Building, as well as the Additional Space, on and after April 1, 1997.

         (4) The Base Rent as described in Section 3.1 of the Lease shall be in the following amounts:

         (a) For the period of January 1, 1997, through March 31, 1997, inclusive, the Base Rent shall be $27,520.34 per month;

         (b) For the period of April 1, 1997, through July 31, 1997, inclusive, the Base Rent shall be $46,379.17 per month; and

         (c) For the period of August 1, 1997, through July 31, 1999, inclusive, the Base Rent shall be $47,172.04.

         (5) Lessor shall, prior to March 1, 1997, make the following improvements to the Additional Space, and no others, which improvements shall all be to Building standards and comparable to improvements in other parts of the Premises:

         (a) Lessor shall make no improvements to the mezzanine area of the Building;

         (b) Lessor shall repair the floor tiles, or install carpet, at Tenant's option, in the red lined area labeled "A" on the attached Exhibit 1 (currently the frame shop);

         (c) Lessor shall make the following improvements to the area of the Building outlined in red on the attached Exhibit 1 which is identified as "B" (located behind the tailor shop):

                  (i) Complete the installation of drywall on the existing interior walls of the area and paint such walls;

                  (ii)     Install an HVAC unit in the area;

                  (iii) Provide standard electrical power (eight duplex receptacles) and lights (eight 2 X 4 fluorescent lights) to the area;

                  (iv) Install carpet or vinyl, at Tenant's option, on the floor; and

SECOND AMENDMENT OF
LEASE AGREEMENT

                  (v) Install a drop ceiling, or maintain a high ceiling, at Tenant's option;

         (d) Lessor shall remove the existing hallway gate and install it as shown on Exhibit 1 and shall modify all door locks as necessary so that no party has access to the Additional Space other than Lessor, Tenant and the tenant in Suite 103 who will need access through the hallways and the gate to the restrooms; and

         (e) Lessor shall install a simplex lock system on the two doors from the mezzanine area of the Additional Space to the interior stairways of the Building giving access to the second, third and fourth floors of the Building.

With the exception of the foregoing improvements, Tenant shall accept the areas of the Additional Space in the condition they are in (i.e. "as is") as of the date of this Second Amendment.

         (6) The parties acknowledge that the Expiration Date of the Term of the Lease, as provided in Section 2 thereof, is July 31, 1999, and shall remain unchanged subject to Tenant's right to extend in Section 35 of the Lease.

         (7) In the event that Tenant elects to terminate the Lease pursuant to
Section 37 thereof as amended pursuant to the Amendment of the Lease, the parties agree that no rent shall be due as a result thereof for the Additional Space for any period after the date of termination of the Lease, provided, Tenant shall remain obligated to pay all unamortized commissions paid by Lessor in connection with the Additional Space as well as all unamortized expenses for tenant improvements made by Lessor to the Additional Space.

         (8) The amount which Tenant shall pay for operating Expenses as provided in Section 29 of the Lease during its occupancy of the Additional Space shall be the same amount per square foot that Tenant pays pursuant to said
Section 29 in connection with its occupancy of the fourth floor of the Building.

         (9) Lessor and Tenant tentatively agree that the rentable area of the Additional Space is 6,091 square feet. If during the first three (3) months after Tenant takes occupancy of the Additional Space Tenant gives notice to Lessor, Lessor and Tenant shall agree on a licensed architect to remeasure the Additional Space at Tenant's expense. If the architect determines that the rentable square footage of the Additional Space is other than as set forth in this paragraph above, Base Rent shall be adjusted proportionately and Lessor shall refund, or Tenant shall pay, the difference as the case may be. The parties acknowledge and agree that the Base Rent for the Additional Space is $10.00 per square foot per annum.

         (10) In the event, and only in the event, that Tenant executes this Second Amendment and pays the deposit described herein, as provided above, Lessor agrees to pay a commission equal to 2.5% of the total payments of rent agreed to by Tenant in connection with the Additional Space, which commission shall be paid to Kidder Mathews and Segner, Inc., the Broker involved in the transaction evidenced hereby. The foregoing commission shall be paid only upon the mutual execution of this Second Amendment and the receipt by Lessor of the deposit described in paragraph (1) above. Lessor agrees to indemnify Tenant against claims for any commission that may be due to Colliers International with respect to this Second Amendment.


SECOND AMENDMENT OF
LEASE AGREEMENT

         (11) Tenant shall have a right to use the raised area of the first floor lobby for the establishment of a reception area for reception and receiving purposes.

         (12) All other terms and conditions of the Lease shall remain unchanged.

                                    TRIDENT INVESTMENTS, INC.



                                    by:  Joseph W. Edmonds
                                         ---------------------------------------
                                         Joseph W. Edmonds, President

                                    AMAZON.COM, INC.


                                    by:  Joy Covey
                                         ---------------------------------------
                                         Joy Covey, CFO




STATE OF WASHINGTON         )
                            ) ss.
County of King              )

         I certify that I know or have satisfactory evidence that Joseph W. Edmonds signed this instrument, on oath stated that he is authorized to execute the instrument acknowledged it as the President of Trident Investments, Inc. to be the free and voluntary act of such party for the uses and purposes mentioned in this instrument.

         Dated this _____ day of January, 1997.

                                          _____[illegible]_____________________
                                          Notary Public in and for the
                                          State of Washington,
                                          residing at Redmond, WA
                                          My appointment expires 8/14/00




STATE OF WASHINGTON       )
                          ) ss.
County of King            )

         I certify that I know or have satisfactory evidence that Joy Covey signed this instrument, on oath stated that she is authorized to execute the instrument acknowledged it as the Chief Financial Officer of Amazon.com, Inc. to be the free and voluntary act of such party for the uses and purposes mentioned in this instrument.

         Dated this 17th day of January, 1997.

                                                    Sandy Plagemann
                                                    ---------------------------
                                                    Notary Public in and for the
                                                    State of Washington,

SECOND AMENDMENT OF
LEASE AGREEMENT
                                                 residing at Bellevue
                                                 My appointment expires 3/9/97





SECOND AMENDMENT OF
LEASE AGREEMENT

                                      THIRD
                                  AMENDMENT OF
                                 LEASE AGREEMENT


         THIS THIRD AMENDMENT OF LEASE AGREEMENT ("Third Amendment") is made and executed as of this 27th day of February, 1997, between Trident Investments, Inc., a Washington corporation, ("Lessor"), and Amazon.com, Inc., a Delaware corporation, ("Tenant").

                                    RECITALS

         (A) Lessor and Tenant entered into that certain Lease Agreement (the "Lease") dated July 1, 1996, in connection with those certain premises commonly known as suite 400 of the building currently known as the Columbia Building (the "Building"), which Building is located at 1516 Second Avenue, Seattle, Washington, on land which is described as follows:

                  Lots 5 and 8, Block 23, Addition to the Town of Seattle, as laid out by A.A. Denny (commonly known as A.A. Denny's 3rd Addition to the City of Seattle,) according to the plat thereof recorded in Volume 1 of Plats, page 33, in King County, Washington;

                  EXCEPT the southwesterly 12 feet thereof condemned for widening 2nd Avenue in King County Superior Court Cause Number 39151 under Ordinance Number 9311 of the City of Seattle;

                  Situate in the County of King, State of Washington;

         (B) Lessor and Tenant entered into that certain Amendment of Lease Agreement dated December 12, 1996, and that certain Second Amendment of Lease Agreement dated January 9, 1997, (collectively the "Amendment") by which the terms of the Lease were amended as provided therein;

         (C) The parties wish to again amend the Lease, as amended by the Amendment, to change the date upon which the tenancy of Tenant is to commence on the mezzanine level of the Building; and

         (D) The parties wish to reduce their agreement herein to writing.

         NOW, THEREFORE, in consideration of the mutual promises and agreements set forth herein, the parties do hereby agree as follows:

         (1) The parties agree that possession of the entire mezzanine level of the Building shall be given to Tenant on March 1, 1997, rather then April 1, 1997, as provided in the Second Amendment of Lease Agreement.

THIRD AMENDMENT OF
LEASE AGREEMENT

         (2) As a result of the foregoing the parties acknowledge and agree that the term "Premises" as used in the Lease, the Amendment, and this amendment shall refer to the second and fourth floors of the Building on and after January 1, 1997, to the second, and fourth floors, and the entire mezzanine area of the Building (which mezzanine area consists of 4,085 square feet) on and after March 1, 1997, and to the second, third and fourth floors of the Building, as well as the Additional Space (including the mezzanine area) as that term is described in the Second Amendment of Lease Agreement described above, on and after April 1, 1997.

         (3) The Base Rent as described in Section 3.1 of the Lease shall be in the following amounts:

                  (a) For the period of January 1, 1997, through February 28, 1997, inclusive, the Base Rent shall be $27,520.34 per month;

                  (b) For the period of March 1, 1997, through March 31, 1997, inclusive, the Base Rent shall be $30,924.51 per month;

                  (c) For the period of April 1, 1997, through July 31, 1997, inclusive, the Base Rent shall be $46,379.17 per month; and

                  (d) For the period of August 1, 1997, through July 31, 1999, inclusive, the Base Rent shall be $47,172.04.

         (4) All other terms and conditions of the Lease, as amended, shall remain unchanged.

                                           TRIDENT INVESTMENTS, INC.



                                           by:   /s/  Joseph W. Edwards
                                               ---------------------------------
                                                 Joseph W. Edmonds, President

                                           AMAZON.COM, INC.



                                           by:   /s/  Joy Covey
                                               ---------------------------------
                                                 Joy Covey, CFO

THIRD AMENDMENT OF
LEASE AGREEMENT

STATE OF WASHINGTON        )
                           ) ss.
County of King             )

         I certify that I know or have satisfactory evidence that Joseph W. Edmonds signed this instrument, on oath stated that he is authorized to execute the instrument acknowledged it as the President of Trident Investments, Inc. to be the free and voluntary act of such party for the uses and purposes mentioned in this instrument.

         Dated this 28th day of February, 1997.


                                                John Rohun
                                                Notary Public in and for the
                                                State of Washington residing
                                                at Everett, WA
                                                My appointment expires 02/23/00



STATE OF WASHINGTON        )
                           ) ss.
County of King             )

         I certify that I know or have satisfactory evidence that Jeffrey P. Bezos signed this instrument, on oath stated that he is authorized to execute the instrument acknowledged it as the President of Amazon.com, Inc. to be the free and voluntary act of such party for the uses and purposes mentioned in this instrument.

         Dated this 3rd day of March, 1997.


                                               Sandy Plagemann
                                               Notary Public in and for the
                                               State of Washington, residing
                                               at Bellevue
                                               My appointment expires 3/9/97

THIRD AMENDMENT OF
LEASE AGREEMENT
Page 3 of 3